SECURITIES AND EXCHANGE COMMISSION
            WASHINGTON, D.C.  20549




                         FORM 8-K

                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the
        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):
January 27, 1998


AMERICAN GENERAL FINANCE CORPORATION
   (Exact Name of Registrant as Specified in Charter)



Indiana                      1-6155                 35-0416090
(State or Other      (Commission File      (IRS Employer
Jurisdiction of           Number)               Identification
Incorporation)                                        No.)


601 N.W. Second Street, Evansville, IN     47708
(Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code:
(812) 424-8031


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Item 5.    Other Events.

   On January 27, 1998, American General Finance Corporation
(the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three- and twelve-month periods ended December 31, 1997.

Item 7.    Financial Statements, Pro Forma Financial
               Information and Exhibits.

 (c)  Exhibits.  The following Exhibit is filed as part of
                       this Report:

      Exhibit
      Number      Description

      99            Earnings Release issued by American General
                      Finance Corporation on January 27, 1998
                      regarding certain of its unaudited
                      financial results for the three- and
                      twelve-month periods ended December 31,
                      1997.

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                         SIGNATURE


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AMERICAN GENERAL FINANCE
                                      CORPORATION

Dated: January 28, 1997    By:  /s/ GEORGE W. SCHMIDT
                                                George W. Schmidt
                                                Controller and Assistant
                                                Secretary

             EXHIBIT INDEX

Exhibit
Number         Description

   99           Earnings Release issued by American
                  General Finance Corporation on January 27,
                  1998 regarding certain of its unaudited
                  financial results for the three- and
                  twelve-month periods ended December 31,
                  1997.
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